UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-31898

Delaware	03-0376558
(State or other jurisdiction	(I. R. S. Employer
of incorporation or organization)	Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(901) 348-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE ISSUED FEBRUARY 1, 2005
EX-99.2 PRESS RELEASE ISSUED FEBRUARY 1, 2005
EX-99.3 PRESS RELEASE ISSUED FEBRUARY 3,2005

Item 7.01. Regulation FD Disclosure.

On February 1, 2005, Pinnacle Airlines Corp. issued a press release announcing its intention to sell senior convertible notes due 2025 through a private placement within the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 1, 2005, Pinnacle Airlines Corp. issued a press release announcing it had reached an agreement with Northwest Airlines, Inc. to purchase the $120 million promissory note payable by Pinnacle Airlines, Inc. to Northwest Airlines, Inc. at a 15.3% discount to par value. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On February 3, 2005, Pinnacle Airlines Corp. issued a press release announcing it had priced the private placement of $110 million of senior convertible notes due 2025. The private placement was conducted within the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Pinnacle Airlines intends to use the net proceeds from the offering, together with cash on hand, to purchase an outstanding $120 million note payable to Northwest Airlines Inc. at a discounted purchase price of $101.6 million and to repay $5 million of borrowings outstanding under a revolving line of credit with Northwest Airlines, Inc., together, in each case, with accrued and unpaid interest. The issuance of the notes is expected to close on February 8, 2005. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. The offering will be made only to qualified institutional buyers in accordance wit Rule 144A under the Securities Act. The securities to be offered have not been registered under the Securities Act, or any state securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

Exhibit
Number	Description
99.1	Press release issued by Pinnacle Airlines Corp. dated February 1, 2005

99.2	Press release issued by Pinnacle Airlines Corp. dated February 1, 2005

99.3	Press release issued by Pinnacle Airlines Corp. dated February 3, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

February 3, 2005

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INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release issued by Pinnacle Airlines Corp. dated February 1, 2005

99.2	Press release issued by Pinnacle Airlines Corp. dated February 1, 2005

99.3	Press release issued by Pinnacle Airlines Corp. dated February 3, 2005

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